UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  April 28, 2006


                           GOLDTECH MINING CORPORATION
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               (Exact name of Registrant as specified in charter)

    Nevada                        002-95836-NY                 13-3250816
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(State or other jurisdic-         (Commission                 (IRS Employer
 tion of incorporation)              File Number)            Identification No.)


               Dalian Dong Tai Industrial Waste Treatment Co., Ltd
                             No. 1 Huaihe West Road
                        E-T-D-Zone, Dalian, China 116600
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: 0411-87622850


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

     The following is a summary of recent developments in litigation involving Goldtech Mining Corporation (the "Company"):

     On March 6, 2006, a lawsuit was filed against the company encaptioned Tolan
S. Furusho V. Goldtech Mining Corp., Case No.: 06-A-518343-B, in the District Court, Clark County, Nevada. The plaintiff alleges that he is the sole director of the company and prays for judgment to declare him the sole director of the company as of December 8, 2005, that his position as director was not, and could not be extinguished, and a ruling declaring that all actions taken by the Board of Directors without proper notice are voidable. The plaintiff has obtained a default judgment. The Company believes that the complaint is without merit and plans to seek to vacate the default judgment.

     On September 24, 2004, a shareholder, Keith Robertson, on behalf of himself and those similarly situated (an uncertified class), filed a law suit against the Company, Robertson V. Goldtech Mining Corp, Case No.: CV4-2011M, in the United States District Court, Western District of Washington, to temporary restrain and enjoin the Company from canceling the sale of 11,110,000 shares of common stock of the Company issued as consideration for the purchase of assets from Goldtech Mining Corporation, a State of Washington corporation. On September 24, 2004, the Court denied the plaintiff's motion for a temporary restraining order. On October 25, 2004, the Court dismissed the action for Lack of Subject Matter Jurisdiction. The plaintiff appealed the decision on November 24, 2004, U.S. Court of Appeals Docket Number: 04-36062. On April 26, 2006, the parties entered into a stipulation for the voluntary dismissal with prejudice of the appeal. An Order of the Court dismissing the appeal is pending.

     On October 14, 2004, a small group of shareholders commenced a derivative action on behalf of the Company, Steward, Pearce, Vizzard, Furusho and Robertson
v. Kroeker, Jordan, Laskin, Egan, Smith, Bourgoin, Civil Action No. CV04-2130L, in the United States District Court for the Western District of Washington at Seattle alleging conversion and breach of specific duties against former directors of the Company, seeking damages to be determined at trial and equitable relief. On January 23, 2006, the Court granted in part and denied in part a motion for summary judgment against the plaintiffs. The Court held that the remaining claim against the defendant Kroeker may proceed. On February 9, 2006, the plaintiffs filed a Notice of Appeal, which was subsequently dismissed. The trial date in this case against the defendant Kroeker has been continued.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           GOLDTECH MINING CORPORATION

May 2, 2006                    By: /s/ John Leo
                                ----------------
                                John Leo
                                Secretary